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                                                                   EXHIBIT 10.57
                                 ASSIGNMENT AND
                              ASSUMPTION AGREEMENT

                 THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made as of January 31, 1996 between ECP HOLDINGS, INC., an Oklahoma corporation ("Assignor"), and FISHER COMMUNICATIONS ASSOCIATES, L.L.C., a Colorado limited liability company ("Assignee").
                                   WITNESSETH

                 WHEREAS, Assignor owns a partnership interest in HALCYON COMMUNICATIONS PARTNERS, an Oklahoma limited partnership (the "Partnership");

                 WHEREAS, Assignor, the other partner of the Partnership and Assignee have entered into an Agreement of Purchase and Sale of Partnership Interest dated as of the date hereof (the "Purchase Agreement") providing for the sale by Assignor of a portion of Assignor's partnership interest in the Partnership (such portion of such interest is defined in the Purchase Agreement as, and shall be referred to hereinafter as, the Assignor's "Purchased Interest") and the assumption by Assignee of all liabilities and obligations of Assignor by virtue thereof; and

                 WHEREAS, the execution and delivery of this Agreement for the purpose of effecting such sale and such assumption has been authorized in all respects as required by law;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the consideration specified in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1. Assignment of Transferred Interests. Assignor by this instrument does convey, sell, transfer, assign and deliver the Assignor's Purchased Interest to Assignee, without any representation or warranty of any nature whatsoever, except as may be expressly set forth in the Purchase Agreement.

                 2. Assumption of Obligations with Resect to Transferred Interests. Assignee hereby assumes, and agrees to indemnify Assignor for and hold Assignor harmless from and against, all liabilities and obligations of any nature whatsoever existing or arising under the Partnership's limited partnership agreement or applicable law by virtue of the ownership of the Assignor's Purchased Interest, whether accrued or unaccrued, known or unknown, disclosed or undisclosed and whether now existing or hereafter arising.
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                 IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed by their duly authorized signatories in their respective names, all as of the day and year first above written.


                                           ASSIGNOR:
                                           ECP HOLDINGS, INC

ATTEST:                                    By: /s/ STEPHEN M. BRETT
                                              ------------------------------
/s/ MERLYN J. SCHUMACHER                   Name:  STEPHEN M. BRETT
------------------------------                  ----------------------------
                                           Title:
                                                 ---------------------------

                                           ASSIGNEE:
                                           FISHER COMMUNICATIONS
                                           ASSOCIATES, L.L.C.


ATTEST                                     By: /s/ DONNE F. FISHER
 /s/ SUE L. FISHER                            ------------------------------
------------------------------                Donne F. Fisher, Member
       2-12-96                                      2-12-96





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